SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-A

For Registration of Certain Classes of Securities
Pursuant to Section 12(b) or (g) of the
Securities Exchange Act of 1934



               USBANCORP Capital Trust I
(Exact name of registrant as specified in its charter)


        Delaware                                  Applied For
(State of Incorporation                       (I.R.S. Employer
   or organization)                          Identification No.)


   White Clay Center
   Newark, Delaware                                 19711
 (Address of principal                            (Zip Code)
  executive offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General
Instruction A.(c)(1), please check the following box.  [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class           Name of each exchange on which
     to be so registered           each class is to be registered

           None                            Not Applicable


Securities to be registered pursuant to section 12(g) of the Act:

         8.45% Beneficial Unsecured Securities, Series A
                         (Title of class)

Item 1.   Description of Registrant's Securities to be
          Registered.

     The description of the Registrant's 8.45% Beneficial
Unsecured Securities, Series A, $25 liquidation amount is incorporated herein by reference to "DESCRIPTION OF SERIES A
CAPITAL SECURITIES" set forth in Registration Statement No. 333-
50225 on Form S-3 filed with the Commission on April 15, 1998.

Item 2.   Exhibits.

          1.   Certificate of Trust of USBANCORP Capital Trust I.
               (Incorporated herein by reference to Exhibit 4.3 of Registration Statement No. 333-50225 on
               Form S-4 filed with the Commission on April 15,
               1998).

          2.   Declaration of Trust of USBANCORP Capital Trust I.
               (Incorporated herein by reference to Exhibit 4.4 of Registration Statement No. 333-50225 on
               Form S-4 filed with the Commission on April 15,
               1998).

          3.   Amended and Restated Trust Agreement for USBANCORP
               Capital Trust I. (Incorporated herein by reference to Exhibit 4.5 of Registration Statement
               No. 333-50225 on Form S-4 filed with the Commission on April 15, 1998).

          4.   Form of Capital Security Certificate for USBANCORP
               Capital Trust I. (Incorporated herein by reference to Exhibit 4.6 of Registration Statement
               No. 333-50225 on Form S-4 filed with the Commission on April 15, 1998).

          5. Form of Guarantee Agreement of USBANCORP, Inc. relating to the Trust Securities. (Incorporated herein by reference to Exhibit 4.7 of Registration Statement No. 333-50225 on Form S-4 filed with the Commission on April 15, 1998).

          6. Indenture of USBANCORP, Inc. relating to the Junior Subordinated Debentures. (Incorporated herein by reference to Exhibit 4.1 of Registration Statement No. 333-50225 on Form S-4 filed with the Commission on April 15, 1998).

                            SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly authorized this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              USBANCORP Capital Trust I
                              (Registrant)


Date:  April 27, 1998         By/s/Jeffrey A. Stopko
                                   Jeffrey A. Stopko
                                   Administrative Trustee

                          EXHIBIT INDEX

NUMBER         DESCRIPTION


1.        Certificate of Trust of USBANCORP Capital Trust I.
          (Incorporated herein by reference to Exhibit 4.3 of Registration Statement No. 333-50225 on Form S-4 filed with the Commission on April 15, 1998).

2.        Declaration of Trust of USBANCORP Capital Trust I.
          (Incorporated herein by reference to Exhibit 4.4 of Registration Statement No. 333-50225 on Form S-4 filed with the Commission on April 15, 1998).

3. Amended and Restated Trust Agreement for USBANCORP Capital Trust I. (Incorporated herein by reference to Exhibit 4.5 of Registration Statement No. 333-50225 on Form S-4 filed with the Commission on April 15, 1998).

4. Form of Capital Security Certificate for USBANCORP Capital Trust I. (Incorporated herein by reference to Exhibit 4.6 of Registration Statement No. 333-50225 on Form S-4 filed with the Commission on April 15, 1998).

5. Form of Guarantee Agreement of USBANCORP, Inc. relating to the Trust Securities. (Incorporated herein by reference to Exhibit 4.7 of Registration Statement
          No. 333-50225 on Form S-4 filed with the Commission on April 15, 1998).

6. Indenture of USBANCORP, Inc. relating to the Junior Subordinated Debentures. (Incorporated herein by reference to Exhibit 4.1 of Registration Statement
          No. 333-50225 on Form S-4 filed with the Commission on April 15, 1998).